[NAME] [DATE] [Project Name] [City, ST]

 $7.2 billion in assets  Opened doors in 1984  Created by the AFL - CIO Executive Council in 1965 led by President George Meany  Established to encourage and assist development of lower income housing while creating employment for the construction trades  Affordable housing creation and preservation  Union construction jobs creation – 100% union labor requirement  Provide financing for the development of affordable housing projects  Competitive fixed income returns [Project Name] [Project City, State] Summary of the HIT 1 As of March 31 , 2025 [Project Name} [City, ST]

HIT’s Long History o f Impact Investing, 1984 - present Projects 6 18 Cities represented across 3 1 states and DC 2 12 Housing units, with 67% affordable housing 1 30,433 Invested or allocated $1 1.1 B in total development cost $2 2 . 6 B in total economic impacts $4 9 . 6 B Hours of on - site union construction work created 2 10 . 4 M 2 [##] Hours Generated for [Trade] *Includes projects receiving New Markets Tax Credit (NMTC) allocations by HIT subsidiary Building America CDE, Inc. Source: Pinnacle Economics, Inc., and HIT. Job and economic impacts provided are estimates calculated using IMPLAN, an input - out put model based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data current as of March 31, 2025. Economic impact data is in 2024 dollars and all oth er figures are nominal.

Source: Joint Center for Housing Studies of Harvard University; National Low Income Housing Coalition Notes: Extremely Low - income (ELI) renter households have incomes at or below the poverty level or 30% of the area median income. Source: NLIHC tabulations of 2023 1 - year ACS PUMS data. Rental Homes Affordable and Available per 100 Extremely Low - Income Renter Households by State The U.S. Is Facing A Housing Affordability Crisis ▪ Number of renters living in unaffordable housing has reached an all - time high and includes households across the income spectrum and around the country ▪ Share of cost - burdened renters at 50% in 2023, up 3.2% from 2019 and 9% from 2001 ▪ The U.S. has a shortage of 7.1 million rental homes affordable and available to extremely low - income renters 3

Housing Development Challenges Demand Exists, Supply Falls Short ▪ Rising building and labor costs, zoning hurdles, environmental updates and land availability ▪ Federal resources have not grown and face cuts by DOGE, e . g . , LIHTC and HUD ▪ Labor standards related to federal funds are at risk ▪ Federal funds face a lot of uncertainty 4 [Project Name] [City, ST]

Call to Action ▪ Advocate to increase and maximize public resources for more housing ▪ Promote new programs – pilot and demonstration programs with labor standards ▪ Leverage labor capital – all sources are important, including private sources in the equity and debt side (funds like HIT are part of it) ▪ Engage in policy development – e . g . , Jobs and Housing Act in New York ▪ Protect labor standards in existing federal and local programs – e . g . , Davis Bacon ▪ Support local solutions – uncertainty at the federal level shifts solutions to the local level 5 [Project Name] [City, ST]

THANK YOU FOR YOUR SUPPORT [Project Name] [City, ST] 6

www.aflcio - hit.com AFL - CIO Housing Investment Trust 1227 25 th Street, NW, Suite 500 Washington, DC 20037 (202) 331 - 8055 Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing . Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www . aflcio - hit . com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202 - 331 - 8055 . Investors should read the current prospectus carefully before investing . This document contains forecasts, estimates, opinions, and/or other information that is subjective . Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate . There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn . It should not be considered as investment advice or as a recommendation of any kind . 7 [NAME] [Title] [Email]